UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2019

Kewaunee Scientific Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-5286	38-0715562
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 West Front Street Statesville, North Carolina	28677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-873-7202

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	KEQU	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

(a)

On July 9, 2019, Kewaunee Scientific Corporation (the “Company”) entered into a Seventh Amendment to Credit and Security Agreement and Third Amendment to Revolving Line of Credit Note (the “Amendment”) with Wells Fargo Bank, National Association (the “Bank”). The Amendment made certain changes to the Credit and Security Agreement, dated as of May 6, 2013, as amended (the “Credit Agreement”), between the Company and the Bank, and to the Revolving Line of Credit Note, dated May 6, 2013, made by the Company and payable to the order of the Bank, as amended (the “Revolving Note”). The changes included (i) changing the Asset Coverage Ratio under the Credit Agreement from “1.0 to 1.0” to “1.25 to 1.0”; (ii) providing that the Senior Funded Debt to EBITDA ratio will be used to calculate the Applicable Margin on advances from the amendment effective date through the termination date (with the margin on LIBOR advances ranging from 1.50% (if the ratio is below 2.50) to 3.00% (if the ratio is over 3.50), and the margin on prime rate advances ranging from 0.50% to 1.00% at those ratios); (iii) suspending the Senior Funded Debt to EBITDA ratio as a covenant until the quarter ending April 30, 2020 at which point the ratio shall not exceed 2.5 to 1.0; (iv) changing the Fixed Charge Coverage ratio such that it is not less than 1.30 to 1.0 as of each fiscal quarter end, commencing with the fiscal quarter ending October 31, 2019, determined (A) on a quarterly basis for the fiscal quarter ending October 31, 2019, (B) on a rolling 2-quarter basis for the fiscal quarter ending January 31, 2020, and (C) on a rolling 4-quarter basis commencing with the fiscal quarter ending April 30, 2020 until the Termination Date; (v) adding a minimum EBITDA requirement under the Credit Agreement for the quarter ending July 31, 2019; and (vi) certain other related and/or immaterial changes.

The foregoing description is qualified in its entirety by reference to the Amendment, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2019.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
Kewaunee Scientific Corporation

Date: July 11, 2019	/s/ Thomas D. Hull III
Thomas D. Hull III President
Chief Executive Officer

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